ACCOUNTS RECEIVABLE, NET - Allowance for credit losses (Details) - USD ($)	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Movement of the allowance for credit losses
Balance at the beginning of the year	$ (3,992,922)	$ (2,841,192)
Additions charged to allowance for expected credit losses	(272,981)	(636,674)
Recovery of allowance for expected credit losses	272,981	636,674
Foreign currency translation adjustments	(75,393)	64,572
Balance at the end of the year	$ (4,068,315)	$ (2,776,620)